Accounting Standards Updates (“ASU”)	6 Months Ended
Jun. 30, 2023
Accounting Standards Update and Change in Accounting Principle [Abstract]
Accounting Standards Updates (“ASU”)	Accounting Standards Updates (“ASU”)
Accounting Standard Recently Adopted
In June 2016, the FASB issued ASU No. 2016-13, Credit Losses - Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 requires entities to use a forward-looking approach based on current expected credit losses to estimate credit losses on certain types of financial instruments, including trade receivables, resulting in an earlier recognition of losses than under the current incurred loss approach, which requires waiting to recognize a loss until it is probable of being incurred. We adopted this guidance as of January 1, 2023. The impact of adopting this new guidance was not material to the consolidated financial statements.